EXHIBIT 10(y)
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                        SECOND AMENDMENT

                               TO

                   REVOLVING CREDIT AGREEMENT


         Second Amendment, dated as of February 28, 1994, to the Revolving Credit Agreement, dated as of January 14, 1994, as amended (as so amended, the "Credit Agreement"), among MERRY-GO-ROUND ENTERPRISES, INC., a Maryland corporation ("MGRE"), MGR DISTRIBUTION CORPORATION, a Maryland corporation ("MGRD", and together with MGRE, collectively, the "Borrowers" and individually, a "Borrower"), MGRR, INC., a Delaware corporation (the "Guarantor"), the financial institutions from time to time party thereto (collectively, the "Lenders" and individually, a "Lender"), and THE CIT GROUP/BUSINESS CREDIT, INC. ("CIT"), as agent for the Lenders (in such capacity, the "Agent").

         The Borrowers, the Guarantor and the Lenders desire to
(i) amend the definition of the term "Agreed Administrative Expense Priorities" contained in the Credit Agreement,
(ii) establish new financial covenants in the Credit Agreement with respect to Cumulative FIFO EBITDA and minimum and maximum amounts of Inventory, and (iii) amend certain other provisions of the Credit Agreement, all on the terms and conditions hereinafter set forth. Accordingly, the Borrowers, the Guarantor and the Lenders hereby agree as follows:

          1. Definitions. All capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.

          2. Agreed Administrative Expense Priorities. Paragraph first of the definition of the term "Agreed Administrative Expense Priorities" in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the words "attorneys and accountants retained" in clause (ii) thereof and substituting in lieu thereof the words "professionals employed", (ii) adding the words "and allowed administrative expenses of members of any official committee of creditors" after the words "Bankruptcy Code" and before the comma on the fourth line thereof, and (iii) adding the following parenthetical at the end of clause (A) of the proviso:

         "(unless the amount to be paid has been reserved
         and placed in a segregated account prior to the
         occurrence of an Event of Default, in which case
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         payments made from such segregated account shall
         not reduce the Professional Expense Cap)"

          3. Borrowing Base. The definition of the term "Borrowing Base" contained in Section 1.01 of the Credit Agreement is hereby amended by deleting the words "based upon information previously unknown to the Lenders" in the second sentence of such definition.

          4.  Reports to Committees.  Section 8.01(g) of the
Credit Agreement is hereby amended by adding the following at the end thereof:

         ", provided, however, that the Borrowers and the Guarantor shall not be required to provide the Agent with any written reports relating to claims which the Borrowers or the Guarantor may have against the Agent or the Lenders arising under or related to the Loan Documents."

          5.  Cash Management System.  The first sentence of
Section 8.08 of the Credit Agreement is hereby amended by deleting the words ", within 15 days of the Entry Date" at the end thereof and substituting in lieu thereof ", on or before April 1, 1994."

          6.  Cumulative FIFO EBITDA.  Section 9.02 of the
Credit Agreement is hereby amended in its entirety to read as follows:

              "9.02  Cumulative FIFO EBITDA.  The
         Borrowers shall not permit Cumulative FIFO EBITDA for the fiscal months listed below to be less than the amount specified opposite each such fiscal month:

              Month Ending         FIFO EBITDA

              February 1994       ($ 6,619,000)
              March 1994          ($ 8,421,000)
              April 1994          ($11,771,000)
              May 1994            ($11,618,000)
              June 1994           ($ 8,757,000)
              July 1994           ($ 9,623,000)
              August 1994         ($ 2,051,000)
              September 1994       $ 4,096,000
              October 1994         $ 4,228,000
              November 1994        $ 6,664,000
              December 1994        $27,095,000
              January 1995         $20,450,000
              February 1995        $21,189,000
              March 1995           $22,145,000
              April 1995           $23,014,000
              May 1995             $23,965,000
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              June 1995            $25,151,000
              July 1995            $26,009,000
              August 1995          $27,351,000
              September 1995       $28,713,000
              October 1995         $29,611,000
              November 1995        $27,971,000
              December 1995        $25,075,000
              January 1996         $24,463,000"
              (and thereafter)

          7.  Loans, Advances and Investments.  Clause (d) of
Section 9.06 of the Credit Agreement is hereby amended in its entirety to read as follows:

         "(d) loans and advances between either Borrower and the Guarantor or among the Borrowers; and"

          8.  Dividends and Related Distributions.  Section
9.07 of the Credit Agreement is hereby amended by adding the following before the period at the end thereof:

         ", except that MGRD and MGRR may make, pay or agree to pay dividends or other distributions to MGRE"

          9.  Affiliates.  Clause (c) of Section 9.10 of the
Credit Agreement is hereby amended in its entirety to read as follows:

         "(c)  as permitted by Section 9.06(d) or (e)."

         10.  Capital Expenditures.  Section 9.12 of the Credit
Agreement is hereby amended by deleting the date "February 1, 1997" in clause (ii) thereof and substituting in lieu thereof the date "February 1, 1996."

         11.  Maintenance of Inventory.  Section 9.16 of the
Credit Agreement is hereby amended in its entirety to read as follows:

              "9.16  Maintenance of Inventory.  The
         Borrowers shall not permit the aggregate amount of their Inventory (valued at Book Value) at the end of each fiscal month set forth below to be less than or more than the amounts specified opposite each such month set forth below:

         Fiscal Month     Minimum Amount    Maximum Amount

         February 1994    $ 56,116,000      $ 84,174,000
         March 1994       $ 72,810,000      $109,214,000
         April 1994       $ 95,787,000      $143,681,000
         May 1994         $105,222,000      $157,834,000
         June 1994        $111,282,000      $166,922,000
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         July 1994        $121,824,000      $182,736,000
         August 1994      $120,461,000      $180,691,000
         September 1994   $120,230,000      $180,346,000
         October 1994     $123,935,000      $185,903,000
         November 1994    $132,748,000      $199,176,000
         December 1994    $ 89,112,000      $133,668,000
         January 1995     $ 91,598,000      $137,398,000
         February 1995    $ 83,449,000      $125,173,000
         March 1995       $ 99,472,000      $149,208,000
         April 1995       $100,813,000      $151,219,000
         May 1995         $104,256,000      $156,384,000
         June 1995        $110,538,000      $165,806,000
         July 1995        $121,123,000      $181,685,000
         August 1995      $119,942,000      $179,914,000
         September 1995   $119,942,000      $179,914,000
         October 1995     $123,785,000      $185,677,000
         November 1995    $132,637,000      $198,955,000
         December 1995    $ 89,366,000      $134,050,000
         January 1996     $ 92,318,000      $138,478,000
         February 1996    $ 83,449,000      $125,173,000
         March 1996       $ 99,472,000      $149,208,000
         April 1996       $100,813,000      $151,219,000

         , provided that the Borrowers and the Agent shall negotiate in good faith to determine an adjustment to the minimum amount and maximum amount of Inventory set forth above in connection with the store closings permitted by Section
         9.09(b)(i) and (iii) hereof".

         12.  Payments.  Clause (i) of Section 9.17 of the
Credit Agreement is hereby amended in its entirety to read as follows:

         "(i) (a) to the holders of, or in respect of, wage, salary, commissions and employee benefit obligations (including expense reimbursements) which arose prior to the Filing Date and
         (b) store credits and merchant card and bank card credits for goods purchased prior to the Filing
         Date;"

         13. Exhibits. Exhibit D to the Credit Agreement is hereby amended in its entirety as set forth in Annex I to this Amendment.

         14. Conditions to Effectiveness. This Amendment shall become effective only upon satisfaction in full of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the "Effective Date");

                (i) The Agent shall have received counterparts of this Amendment which bear the signatures of the Borrowers, the Guarantor and the Lenders.

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               (ii)  All legal matters incident to this
Amendment shall be satisfactory to the Agent and its counsel.

         15.  Representations and Warranties.  Each of the
Borrowers and the Guarantor represents and warrants to the Lenders as follows:

              (a) The execution, delivery and performance by the Borrowers and the Guarantor of this Amendment and the performance by the Borrowers and the Guarantor of the Credit Agreement as amended hereby (i) have been duly authorized by all necessary corporate action and (ii) do not and will not contravene their organizational documents or any applicable law.

              (b) This Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrowers and the Guarantor, enforceable against the Borrowers and the Guarantor in accordance with their terms.

              (c) The representations and warranties contained in Article VI of the Credit Agreement are correct on and as of the Effective Date as though made on and as of the Effective Date (except to the extent such representations and warranties expressly relate to an earlier date), and no Event of Default or Potential Default, has occurred and is continuing on and as of the Effective Date.

         16.  Continued Effectiveness of Credit Agreement.
Each of the Borrowers and the Guarantor hereby (i) confirms and agrees that each Related Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Effective Date of this Amendment all references in any such Related Document to "the Credit Agreement", "thereto", "thereof", "thereunder" or words or like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment, and (ii) confirms and agrees that to the extent that any such Related Document purports to assign or pledge to the Agent, or to grant to the Agent a security interest in or lien on, any collateral as security for the Obligations of the Borrowers or the Guarantor from time to time existing in respect of the Credit Agreement and the Related Documents, such pledge, assignment and/or grant of the Credit Agreement and security interest or lien is hereby ratified and confirmed in all respects.

         17.  Miscellaneous.

              a. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

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              b.   Section and paragraph headings herein are
included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

              c. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

              d. The Borrowers will pay on demand all fees, costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees, disbursements and other charges of Schulte Roth & Zabel, counsel to the Agent.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                             BORROWERS:

                             MERRY-GO-ROUND ENTERPRISES, INC.,
                             as debtor and as debtor-in-
                             possession



                             By: /s/ Isaac Kaufman
                                Name: Isaac Kaufman
                                Title:


                             MGR DISTRIBUTION CORPORATION, as
                             debtor and as debtor-in-possession



                             By: /s/ Isaac Kaufman
                                Name: Isaac Kaufman
                                Title:


                             Guarantor:

                             MGRR, INC., as debtor and as
                             debtor-in-possession



                             By: /s/ Isaac Kaufman
                                Name: Isaac Kaufman
                                Title:


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                             AGENT AND LENDER:

                             THE CIT GROUP/BUSINESS CREDIT, INC.



                             By: /s/ Eric Miller
                                Name: Eric Miller
                                Title: Vice President
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                                     Annex I to Second Amendment
                                     to Revolving Credit Agreement


                            EXHIBIT D

                      BORROWING BASE CERTIFICATE


Dated as of
Certificate No.


     1.  Inventory of the Borrowers at Book Value
         in any of the locations listed in
         Schedule 1.01(A) to the Revolving Credit
         Agreement before deduction in Line 2 below*       $

     2.  Sum of A-J below:
         (Based on definition of Eligible Inventory)       $

         (A)  Inventory subject to any Lien,
              security interest or prior assignment
         (B)  Inventory held on consignment
         (C)  Inventory in-transit
         (D)  Reserves for markdowns
         (E)  Reserves for shrinkage
         (F)  Reserves for lay-a-ways
         (G)  Reserves for displays and open stock
         (H)  Reserves for rejected, damaged, aged
              or other unsalable inventory
         (I)  Packaging
         (J)  Other reserves required by the Agent

     3.  Book Value of Eligible Inventory (Line 1
         less Line 2 to the extent included
         in line 1)                                        $

     4.  60% of Line 3                                     $




* Prior to the entry of the Final Bankruptcy Court Order such Inventory must be located in (i) one of the jurisdictions listed on Schedule 1.01(B) to the Revolving Credit Agreement or (ii) any other jurisdiction for which the Agent has received UCC searches or other evidence reasonably satisfactory to the Agent establishing the absence of any Liens on the Inventory of the Borrowers in such jurisdictions.

     5.  L/C Inventory (excluding Inventory supported
         by Letters of Credit issued for domestic
         trade creditors)                             $

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     6.  60% of line 5                                $

     7.  Amount of the Tax Refund allowed by
         the Agent, if any, in accordance with
         the definition of "Borrowing Base" set
         forth in Section 1.01 of the Revolving
         Credit Agreement**                           $

     8.     % of Line 7                               $

     9.  Borrowing Base Reduction ($2,500,000)        $

    10.  Borrowing Base (Line 4 plus Line 6 plus
         Line 8 less Line 9)                          $

    11.  Maximum amount of Revolving Credit
         Commitment permitted under
         Final Bankruptcy Court Order               $125,000,000

    12.  Amount of Loans Outstanding plus Letter
         of Credit Exposure (sum of sublines A
         through C below)                             $

         (A) Standby letters of credit
         (B) Documentary letter of credit
         (c) Direct borrowings

    13.  Amount of Cash collateralized documentary
         letters of credit                            $

    14.  Net Exposure (Line 12 less Line 13)          $

    15.  Availability:  Lower of (i) Line 10 less
         Line 14 and (ii) Line 11 less Line 12        $

    16.  Borrower's estimate of cash on hand          $




** Enter zero (0) in Line 7 (i) unless and until the "Borrowing Base" is increased during the "Tax Refund Period" in accordance with the definition of "Borrowing Base" set forth in Section
    1.01 of the Revolving Credit Agreement and (ii) at all times after the Tax Refund Period.
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         I, the undersigned Designated Borrowing Officer of
each of Merry-Go-Round Enterprises, Inc., a Maryland corporation, and MGR Distribution Corporation, a Maryland corporation, as debtors and as debtors-in-possession
(collectively, the "Borrowers"), DO HEREBY CERTIFY, individually and on behalf of the Borrowers, as follows:

         (1)  This certificate is furnished to The CIT
              Group/Business Credit, Inc., as agent (the
              "Agent") pursuant to Section 4.04 of that
              certain Revolving Credit Agreement, dated as
              of January   , 1994 (the "Revolving Credit
              Agreement"), among the Borrowers, MGRR,
              Inc., the Lender's party thereto and the Agent. Unless otherwise defined herein, capitalized terms used in this Certificate have the meanings assigned to such terms in the Revolving Credit Agreement.

         (2) This Borrowing Base Certificate has been prepared in accordance with the provisions of the Revolving Credit Agreement.

         (3)  This Borrowing Base Certificate and the
              information attached hereto and the
              schedules, if any, delivered herewith
              represent an accurate statement of the
              matters purported to be set forth herein or therein as of the date set forth above.

         (4)  Pursuant to Section 4.04(d) of the Revolving
              Credit Agreement, you are entitled to
              request backup schedules showing the
              derivation of this Borrowing Base
              Certificate.



                               Name:

                               Title:

Date:
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